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                                                                    Exhibit 21.1


                   SUBSIDIARIES OF PARK COMMUNICATIONS, INC.


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                                                          State of Incorporation
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I.  PARK COMMUNICATIONS, INC.                                     Delaware
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     A.  Park Broadcasting, Inc.                                  Delaware
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         1.   Birmingham Television Corporation                   Alabama
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         2.   Roy H. Park Broadcasting, Inc.                      Delaware
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         3.   Park Broadcasting of Kentucky, Inc.                 Kentucky
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         4.   Park Broadcasting of Louisiana, Inc.                Louisiana
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         5.   Roy H. Park Broadcasting of Roanoke, Inc.           Virginia
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         6.   Roy H. Park Broadcasting of Tennessee, Inc.         Tennessee
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         7.   Roy H. Park Broadcasting of Tri-Cities, Inc.        Tennessee
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         8.   Roy H. Park Broadcasting of Utica-Rome, Inc.        New York
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         9.   Roy H. Park Broadcasting of Virginia, Inc.          Virginia
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         10.  Park of Montgomery I, Inc.                          Alabama
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         11.  Park of Montgomery II, Inc.                         Alabama
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         12.  Park Broadcasting of Florida, Inc.                  Florida
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         13.  Park Radio of Greater New York, Inc.                New Jersey
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         14.  Park Broadcasting of Iowa, Inc.                     Iowa
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              a.  Park Radio of Iowa, Inc.                        Iowa
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         15.  Roy H. Park Broadcasting of Midwest, Inc.           South Dakota
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         16.  Roy H. Park Broadcasting of Minnesota, Inc.         Minnesota
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         17.  Roy H. Park Broadcasting of Lake Country, Inc.      Minnesota
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         18.  Roy H. Park Broadcasting of Oregon, Inc.            Oregon
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         19.  Contemporary FM, Inc.                               Oregon
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         20.  Roy H. Park Radio, Inc.                             North Carolina
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         21.  Roy H. Park FM Broadcasting of East Carolina, Inc.  North Carolina
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         22.  Roy H. Park Broadcasting of Syracuse, Inc.          New York
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

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                                                          State of Incorporation
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         23.  Roy H. Park Broadcasting of Washington, Inc.        Washington
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     B.  Park Newspapers                                          Delaware
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         1.   Park Newspapers of Clark County, Inc.               Indiana
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              a.  The News & Journal, Inc.                        Indiana
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         2.   Park Newspapers of Clinton, Inc.                    North Carolina
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              a.  Clinton Newspapers, Inc.                        North Carolina
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         3.   Park Newspapers of Concord, Inc.                    North Carolina
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              a.  The Concord Tribune, Inc.                       North Carolina
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         4.   Park Newspapers of Creek, Inc.                      Delaware
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              a.  Park Newspapers of Sapulpa, Inc.                Oklahoma
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         5.   Park Newspapers of the Cumberlands, Inc.            Kentucky
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         6.   Park Newspapers of Devils Lake, Inc.                North Dakota
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         7.   Park Newspapers of Eden, Inc.                       North Carolina
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         8.   Effingham Daily News Company                        Illinois
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         9.   Park Newspapers of Georgia, Inc.                    Georgia
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         10.  Park Newspapers of Hudson, Inc.                     New York
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         11.  Park Newspapers of Idaho, Inc.                      Idaho
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              a.  South Idaho Newspapers, Inc.                    Idaho
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         12.  Park Newspapers of Illinois, Inc.                   Delaware
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         13.  Park Newspapers of Indiana, Inc.                    Indiana
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              a.  The Pilot Company, Inc.                         Indiana
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         14.  Park Newspapers of Iredell, Inc.                    Delaware
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              a.  Park Newspapers of Statesville, Inc.            North Carolina
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         15.  Kannapolis Publishing Company, Inc.                 North Carolina
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         16.  Park Newspapers of Kentucky, Inc.                   Kentucky
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         17.  Park Newspapers of Lumberton, Inc.                  North Carolina
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                                                          State of Incorporation
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         18.  Park Newspapers of Marion, Inc.                     North Carolina
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         19.  Park Newspapers of Medina, Inc.                     New York
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         20.  Park Newspapers of Michigan, Inc.                   Michigan
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              a.  Coldwater Reporter Company                      Michigan
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         21.  Park Newspapers of Minnesota, Inc.                  Minnesota
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         22.  Park Newspapers of Moore County, Inc.               North Carolina
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         23.  Park Newspapers of Mooresville, Inc.                North Carolina
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              a.  Mooresville Tribune, Inc.                       North Carolina
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         24.  Park Newspapers of Morehead, Inc.                   Kentucky
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         25.  Park Newspapers of Morganton, Inc.                  North Carolina
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         26.  Park Newspapers of Northeastern North Carolina,
               Inc.                                               North Carolina
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         27.  Park Newspapers of Oklahoma, Inc.                   Oklahoma
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              a.  McAlester Publishing Company                    Oklahoma
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         28.  RHP Newspapers, Inc.                                New York
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              a.  Lockport Publications, Inc.                     Delaware
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                  i.  Lockport Union-Sun Journal, Inc.            New York
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         29.  Park Newspapers of Rockingham, Inc.                 North Carolina
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         30.  Park Newspapers of St. Lawrence, Inc.               New York
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         31.  Park Newspapers of Virginia, Inc.                   Virginia
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              a.  Prince William Publishing Company               Virginia
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         32.  Park Newspapers of Waynesboro, Inc.                 Virginia
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         33.  Park Newspapers of Florida, Inc.                    Florida
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         34.  Park Newspapers of Norwich, Inc.                    New York
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         35.  Park Newspapers of Honesdale, Inc.                  Pennsylvania
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         36.  Park Newspapers of Susquehanna, Inc.                Pennsylvania
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